Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2

Exhibit 99.2


GEFORCE RTX
msi

CORSAIR
WORLDS AHEAD

Q3 INVESTOR PRESENTATION

NOVEMBER 2026

Exhibit 99.2



DISCLAIMER

Forward-Looking Statements

This press release contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's financial outlook for the fourth quarter 2026 and the full year 2026; projected revenue growth in the Company's segments; potential future growth in certain product categories; the expected timing of new product launches and shipments, future headwinds and tailwinds that may impact the Company's sales and results of operations including semiconductor supply constraints and demand for AI-focused workstations and the impact of video game releases; the potential growth and the long-term trajectory of our segments; expected timing and contribution of the Trak Racer acquisition; the potential market opportunity for desktop AI PCs; the anticipated timeline for a more meaningful contribution from the Company's AI workstation initiative; the expected level of memory gross margin and its impact on fourth quarter adjusted EBITDA; and the anticipated impact of console gaming demand on the Company's controller and streaming products. Forward-looking statements are based on our management's beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: the Company's limited operating history, which makes it difficult to forecast the Company's future results of operations; current macroeconomic conditions, including the impacts of high inflation and risk of recession, demand for our products, consumer confidence and financial markets generally; changes in trade regulations, policies, and agreements and the imposition of tariffs that affect our products or operations, including potential new tariffs that may be imposed on U.S. imports and our ability to mitigate; the Company's ability to build and maintain the strength of the Company's brand among gaming, streaming and content creator enthusiasts and ability to continuously develop and successfully market new products and improvements to existing products; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units as well as sophisticated new video games; fluctuations in operating results; the loss or inability to attract and retain key management; the impacts from geopolitical events and unrest; delays or disruptions at the Company or third-parties' manufacturing and distribution facilities; and the other factors described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission ("SEC") and our subsequent filings with the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended September 30, 2026 are also not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (loss) per Diluted Share, which are not recognized under the generally accepted accounting principles ("GAAP") in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business.

Market and Industry Data

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company's industry, the Company's business and the market for the Company's products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

Exhibit 99.2

CORSAIR AT A GLANCE

Trailing 12-month REVENUE(2) **$1,473M** +2% YoY	Trailing 12-month GROSS PROFIT(2) **$463M** +19% YoY	Trailing 12-month ADJUSTED EBITDA(1)(2)(3) **$128M** +60% YoY	Market Leader in **Gamer + Creator Peripherals and Performance PC Ecosystem**
Products sold in **70+** countries	Founded in **1994** HQ: Milpitas, CA	NASDAQ **CRSR**	NPS Score[4] **64.5**

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics
(2) Trailing 12-month period ending 9/30/2026. YoY growth compared to same period ending 9/30/2025.
(3) Trailing 12-month adjusted EBITDA excludes $14.3 million tariff refund benefit in Q2 2026
(4) Source: PCMag, CORSAIR brand net promoter score https://www.pcmag.com/articles/the-best-tech-brands-for-2026.

*Source: Circana 2025 US Market + CORSAIR internal data

Exhibit 99.2

One Platform.
Every Pursuit.



CORSAIR is building one platform for digital enthusiasts to play, create, train, and build.

Our software and advance components let each customer tune performance to their own use case and scale up as their needs grow.

Powered By Passion.
Dedicated To Play.

CORSAIR's mission is to design and deliver high-quality, high-performance PC components, streaming solution, and Sim Racing gear that empower gamers, creators, and builders worldwide.



QUARTER HIGHLIGHTS

CORSAIR Q3 2026

$367.0M NET REVENUE, +6% YoY

$17M above the high end of the guided range of $320M to $350M

$97.8M GROSS PROFIT, +5% YoY

First nine months of 2026 +13%, $318.1M

$22.4M ADJUSTED EBITDA(1), +38% YoY

$1.4M above the high end of the guided range of $18.0M to $21.0M

$0.13 EPS (non-GAAP)(1)

Above the high end of the guided range of $0.09 to $0.12


CORSAIR
ZOTAC GAMING
CORSAIR

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics



MARKET **OPPORTUNITY**

DOUBLE-DIGIT TAM GROWTH IN OUR CORE MARKETS

The global high-performance gaming and creator products market is projected to grow at a ~16% CAGR from '24-30

	~$107bn (2024)		**~$257bn (2030)** (estimated)
Hardware	Global Gaming PC and Peripherals Market **$68bn**	**CAGR: 12.9%**	Global Gaming PC and Peripherals Market **$141bn** *CAGR: 12.9%*
Memory	Global Gaming RAM Market **$10bn**	**CAGR: 8.0%**	Global Gaming RAM Market **$16bn** *CAGR: 8.0%*
Platform	Global Creator Economy-in-Gaming Market **$29bn**	**CAGR: 23.2%**	Global Creator Economy-in-Gaming Market **$100bn** *CAGR. 23.2%*

KEY GROWTH DRIVERS

- Demand for High-Performance PC Hardware
- Growth in Gaming and Esports
- Expansion of Content Creation and Streaming
- Elgato Marketplace Flywheel
- Rapid Hardware Innovation
- Customization and Upgradeability

*Sources: Grand View Research, Market.us, Market Research Intellect with geometric interpolation

ADDITIONAL GROWTH OPPORTUNITIES IN EMERGING CATEGORIES

~$57bn (2024)		~$439bn (2030)(estimated)
Racing Simulators **$0.54bn**	**CAGR: 15.5%**	Racing Simulators **$1.28bn** *CAGR: 15.5%*
Broadcast Hardware Market **$5.4bn**	**CAGR: 6.8%**	Broadcast Hardware Market **$8bn** *CAGR: 6.8%*
AI Workstations **$51bn**	**CAGR: 42.8%**	AI Workstations Market **$430bn** *CAGR. 42.8%*

KEY GROWTH DRIVERS

- AI Workstations
- Modern Control for Broadcasting
- Sim Racing and Hardware Growth
- Rising Demand on Sim Racing and Local AI
- AI Demand Acceleration Among Prosumers and SMB
- Hardware Customization

*Sources: Grand View Research, Global Market Insights with geometric interpolation, Diligence Insights

Exhibit 99.2

FINANCIAL
UPDATE


59°
14:27

Q3 2026 – SOLID REVENUE AND PROFIT GROWTH

REVENUE
+6% YoY
$367.0M

GROSS PROFIT
+5% YoY
$97.8M

ADJUSTED EBITDA [1]
+38% YoY
$22.4M

ADJUSTED EPS (diluted) [1]
+$0.07 YoY
$0.13


$304.2
$345.8
$367.0
Q3 24
Q3 25
Q3 26

Revenue in $ Millions


$4.8
$16.2
$22.4
Q3 24
Q3 25
Q3 26

Adjusted EBITDA in $ Millions

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

GROSS PROFIT EXPANSION, COST CONTROL DRIVE PROFIT GROWTH


$1,348
$1,390
$1,441
$1,460
$1,443
$1,379
$1,320
$1,316
$1,349
$1,408
$1,449
$1,472
$1,457
$1,451
$1,473
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
Q3 26

Trailing 12-month Revenue in $ Millions


$52
$80
$93
$95
$93
$74
$55
$55
$59
$69
$80
$101
$114
$122
$128
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
Q3 26

Trailing 12-month Adjusted EBITDA in $ Millions [(1)(2)]

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.
(2) Q2, Q3 2026 trailing 12-month Adjusted EBITDA excludes $14.3 million tariff refund benefit in Q2 2026.

GROWTH IN HIGHER MARGIN GAMER AND CREATOR PERIPHERALS

Q3 26 REVENUE

+3% YoY

$116.5M


$393
$382
$376
$395
$413
$428
$440
$473
$478
$486
$497
$492
$503
$517
$521
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
Q3 26

Trailing 12-month Revenue in $ Millions

Q3 26 GROSS PROFIT

+2% YoY

$45.0M


30.0%
32.4%
33.1%
37.2%
40.8%
37.9%
38.3%
37.7%
41.5%
40.0%
39.3%
37.8%
40.8%
44.9%
38.7%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
Q3 26

Quarterly Gross Margin

Exhibit 99.2

CONSISTENT LEADERSHIP IN GAMING COMPONENTS AND SYSTEMS

Q3 26 REVENUE

+7% YoY

$250.5M



$956
$1,008
$1,065
$1,065
$1,030
$951
$880
$844
$871
$922
$952
$980
$954
$935
$952
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
Q3 26

Trailing 12-month Revenue in $ Millions

Q3 26 GROSS PROFIT

+8% YoY

$52.8M



22.2%
23.2%
21.8%
18.5%
18.7%
16.4%
15.1%
18.1%
21.7%
20.6%
20.9%
30.2%
28.4%
26.3%
21.1%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
Q3 26

Quarterly Gross Margin

SEVEN CONSECUTIVE QUARTERS OF PROGRESS

TTM Gamer and Creator Peripherals Segment Revenue Growth (in $ Millions)


413 478 428 486 440 497 473 492 478 503 486 517 497 521
Q1 24 Q1 25 Q2 24 Q2 25 Q3 24 Q3 25 Q4 24 Q4 25 Q1 25 Q1 26 Q2 25 Q2 26 Q3 25 Q3 26

Consistent growth in higher margin Gamer and Creator Peripherals Segment

Quarterly Gross Profit


87
+18% YoY 102
63
+36% YoY 86
70
+34% YoY 93
108
+34% YoY 145
102
+13% YoY 116
86
+21% YoY 104
93
+5% YoY 98
Q1 24 Q1 25 Q2 24 Q2 25 Q3 24 Q3 25 Q4 24 Q4 25 Q1 25 Q1 26 Q2 25 Q2 26 Q3 25 Q3 26

Consistent gross profit expansion, with quarterly gross margin records in three of past four quarters

Quarterly Adjusted EBITDA[(1) (2)] (in $ Millions)


18
+26% YoY 23
(1)
-754% YoY 8
5
+235% YoY 16
33
+62% YoY 54
23
+58% YoY 36
8
+104% YoY 17
16
+38% YoY 22
Q1 24 Q1 25 Q2 24 Q2 25 Q3 24 Q3 25 Q4 24 Q4 25 Q1 25 Q1 26 Q2 25 Q2 26 Q3 25 Q3 26

Significant Adjusted EBITDA expansion year-over-year from margin growth and operating leverage

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.
(2) Q2 2026 Adjusted EBITDA excludes $14.3 million tariff refund benefit in Q2 2026.

CASH AND DEBT SUMMARY

($ in millions)	30-Sep-26
Cash (Excluding restricted cash)	$134.6
Term Loan (face value)	$117.2
Total Debt	$117.2
Net Debt	-$17.4

FINANCIAL **GUIDANCE**


SAMURAI
CORSAIR

FINANCIAL GUIDANCE[1]

Financial Metrics	Q4 2026 Guidance
Net Revenue	$420 - $450 million
Adjusted EBITDA	$38 - $42 million
Non-GAAP EPS	$0.26 – $0.31

(1) Given the number of risk factors, uncertainties and assumptions, many of which are referenced in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

FINANCIAL GUIDANCE[1]

Financial Metrics	2026 Guidance
Net Revenue	$1.456 - $1.486 billion
Adjusted EBITDA	$127 - $131 million
Non-GAAP EPS	$0.89 - $0.94

(1) Given the number of risk factors, uncertainties and assumptions, many of which are referenced in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

Exhibit 99.2

BUSINESS **UPDATE**


SEE DESTINATIONS
BURIED CITY
FILL SQUAD
Crossplay: On
OFF
CHAT
CANCEL
TAB INVENTORY
GEFORCE RTX
03:47:08
Tuesday
6
October 2026
98°F
Los Angeles


Exhibit 99.2
PLAY

PLAY

For gamers who want more customization and immersive experience, we delivered a series of products.

- **SABRE v3 PRO with PureVector**
  Built with Aimlabs. Mouse sensitivity is personalized to each player. In testing, accuracy and aim speed improved by up to 33%.

- **VOXARA**
  A premium USB gaming microphone paired with Elgato Wave Link, for more control over your voice and audio.

- **HS80 v2 MAX**
  Upgraded 50mm drivers feature non-Newtonian laminate diaphragms for precise, full-frequency audio separation so every footstep, reload, and secondary cue cuts through clean.

- **GUMAYUSI, ARC RAIDERS & CYBERPUNK COLLECTIONS**
  Officially licensed, limited-edition gear design in collaboration with each partner.

- **SCUF NEMESIS PRO**
  8,000Hz polling, wireless or wired, for sub-1ms response, so your aim and inputs land the moment you make them.





CORSAIR

SABRE v3 PRO

PUREVECTOR ULTRALIGHT WIRELESS ERGO GAMING MOUSE

- PureVector improves aim speed by up to 81ms, 33% faster, works in any game
- Sculpted asymmetric right-hand form at 41g for elite FPS play
- True wireless 8,000Hz hyper-polling with a best-in-class Nordic 54-series MCU
- CORSAIR MARKSMAN X sensor with 42K DPI

PureVector
CORSAIR × AIMLABS


POINTS
0
TIME
01:00
ACCURACY
100%
1.64



CORSAIR × AIMLABS

AIMLABS

PUREVECTOR: PERSONALIZED AIMING TECHNOLOGY

- Developed with Aimlabs, PureVector is a patented, CORSAIR-exclusive technology that personalizes mouse sensitivity to compensate for individual aiming biases. Profiles save directly to the mouse for use in any game, without a background app.
- Testing showed up to 33% less aiming and correction time, helping players get on target up to 81 milliseconds faster.

PureVector
CORSAIR × AIMLABS

Exhibit 99.2

CORSAIR

PureVector
CORSAIR × AIMLABS

SABRE v3 PRO

"With the light weight, excellent grip, and PureVector, aiming feels much easier to control. I think it will be especially effective in FPS games, and I'm also looking forward to using it in League of Legends."

- Raptor, MVP & Winner 2026 Demacia Cup Global Invitational

“One of the best options on the market, if not the best

- Hardzone



FCMM
CORSAIR
족보닷컴





SABRE


Worlds Finals MVP in 2025
Three-Time Worlds Champion 2023-2025
All-Pro 1st Team Spring 2022-2023
LCK Champion Spring 2022
GUMAYUSI
I'LL PROVE IT, EVERY GAME
CORSAIR

CORSAIR × GUMAYUSI

GUMAYUSI

I'LL PROVE IT, EVERY GAME

- Developed with three-time League of Legends World Champion Gumayusi, this limited-edition collection pairs his signature style with CORSAIR performance across the VANGUARD PRO 96 keyboard, SABRE v2 PRO Wireless CF mouse and MM 2XL mouse pads.
- Launched on the anniversary of his professional debut, the collection features exclusive designs, custom keyboard LCD themes and fan cards with keyboard and mouse purchases.



CORSAIR × ARC Raiders

CORSAIR x ARC RAIDERS

GEAR UP TO GO TOPSIDE

- This officially licensed ARC RAIDERS collection unites CORSAIR, SCUF and Elgato with themed keyboards, mice, headsets, mouse pads, controllers and Stream Deck.
- Qualifying purchases unlock exclusive in-game items, connecting players' setups with their adventures Topside.


SCUF
SCUF

SCUF

NEMESIS PRO

8K PC WIRELESS PERFORMANCE CONTROLLER

- Up to 8,000Hz polling in both 2.4GHz wireless and wired USB-C modes deliver ultra-responsive PC gaming with sub-1ms input performance
- TMR thumbsticks deliver smooth, precise control and are designed to resist the physical wear that can lead to stick drift over time.
- Mouse-click mechanical switches across the ABXY buttons for fast actuation, making every input feel precise and deliberate.

Exhibit 99.2


CREATE

CREATE

For streamers and content creators who want to create anywhere, we expanded beyond the desk and into a new category with our first wireless mobile microphone.

- **ELGATO WAVE GO**
  A clip-on and handheld mic in one system. Clip it to your shirt or slot it into the handle, and switch modes in seconds. No extra gear needed
- A USB-C receiver connects to your phone for wireless audio anywhere — whether you're filming, going live, or just talking to camera.
- A condenser capsule delivers broadcast-quality sound, with onboard processing that adapts whether the mic is clipped on or in your hand.

★★★★★

Absolutely blown away by the audio quality!

"The Wave Go has genuinely exceeded my expectations. The way it isolates my voice while maintaining such crisp, clear, studio-quality sound is incredible. What impresses me most is that I can record outside of my dedicated gaming room and still achieve the same professional sound I've worked so hard to create in my setup."

★★★★★

INSANE Quality Right Out of the Box!

"Tested the Wave Go live in NYC around the streets where usually is loud environment possible. The fact that this mic sounds EXCELLENT without adjusting a single setting is impressive."








Exhibit 99.2
BUILD AND COMPUTE

Exhibit 99.2

BUILD AND COMPUTE

For enthusiasts building high-performance PCs and professionals running AI workloads, we delivered a new rugged steel PC case.

- **WARTHOG**
  WARTHOG is a rugged steel PC case inspired by the Vengeance C70, combining bold industrial styling with exceptional airflow, upgradeability, and support for today's high-performance hardware.
- Built for DIY enthusiasts, it features integrated carry handles, reverse-connector motherboard support, InfiniRail™ fan mounting and rear I/O lighting.
- WARTHOG comes in customizable and pre-cooled RS versions, both supporting extensive fan and radiator configurations for powerful, efficient cooling.


WX-01
CORSAIR

Exhibit 99.2


CORSAIR
DROP
elgato
FANATEC
ORIGIN
SCUF
CHANZLYN
HOFFMAN
IT'S FOR THE PROPAGANDA MACHINES YEAH THAT'S WHERE IT'S FINE IT'S FINE YEAH I'M

THE CORSAIR **ADVANTAGE**

Exhibit 99.2

THE INDUSTRY IS EVOLVING

Gaming, creation and AI computing are converging into one digital workspace.

Customers increasingly expect connected hardware, intelligent software and seamless workflows.

The opportunity is expanding beyond gamers to creators, developers and AI early adopters.


STREAM DECK
GEFORCE RTX

OUR VISION

CORSAIR is building the platform where digital enthusiasts play, create, train and build.

Our customers rely on high-performance hardware, intelligent software and immersive experiences to perform at their best.

Our ecosystem and customization capability become more valuable as customers add products and services.


CORSAIR
AI

Exhibit 99.2

THE CORSAIR **ECOSYSTEM**



Exhibit 99.2

FOUR CORSAIR CUSTOMER JOURNEYS

Powered by one connected ecosystem









PLAY
- CORSAIR GAMING
- SCUF GAMING

CREATE
- ELGATO

TRAIN
- FANATEC
- TRAK RACER

BUILD & COMPUTE
- CORSAIR COMPONENTS
- CORSAIR PRO
- ORIGIN PC

THE CORSAIR PLATFORM

Each new product strengthens the value of the ecosystem.


GEFORCE RTX
RM1200e


STREAM DECK
Title: New Sub
Account: Elgato
Message: Thanks for subscribing
YouTube
iCUE
Control Center
More Actions...


CORSAIR

PERFORMANCE LAYER

- Premium PC Components
- Prebuilt Performance Computers
- High Speed Input Devices
- Creator A/V Solutions
- Sim Training Hardware

CONTROL LAYER

- Stream Deck Eco System
- iCUE PC Control Software
- Bitfocus Show Control

INTELLIGENCE LAYER

- AI Workstations
- Personalization
- AI eCommerce Engine

DIVERSIFIED PORTFOLIO OF LEADING BRANDS

Together, our brands form a powerful ecosystem for gamers, creators, and enthusiasts around the world.

GAMING COMPONENTS AND SYSTEMS





CORSAIR

High-Performance PC Hardware for advance gaming and computing

CORSAIR PRO

Professional AI Workstations & Servers

ORIGIN

Custom built PCs for Prosumers.

GAMER AND CREATOR PERIPHERALS





CORSAIR

SCUF

Customizable, advanced paddle gaming controllers

DROP

Exclusive limited releases Destination

elgato

Empowering creators and studios worldwide to produce original premium content

FANATEC

TRAK RACER SIMULATION

World renowned in professional sim racing solutions

THE CORSAIR FLYWHEEL


1
2
3
4
5

Customer enters through any of our categories.

Connected software increases engagement.

Cross-brand adoption expands the ecosystem.

Higher loyalty and lifetime value drive sustainable growth.

AI and seamless control deliver value.

elgato

THE STREAM DECK CONTROL ECOSYSTEM

Small improvements build momentum over time, leading to accelerated growth.

WHAT IS STREAM DECK?

- Control software + visual hardware button interface
- Customizable LCD key display – map any action to any key
- Cross deployed across Corsair products and partner's solutions
- Plugin engine spans gaming, streaming, productivity, broadcasting, AI workflows and more


More Developers
More Users
STREAM DECK
Marketplace Growth
Richer Ecosystem

100%+ YoY in 1H26

Elgato Marketplace Revenue & Transactions

+1M accounts first nine months YoY

Cross-brand growth with new Xeneon Edge and iCue integrations with Marketplace

Exhibit 99.2

ELGATO MARKETPLACE

Elgato Marketplace is a flywheel and digital platform where Creators, Streamers, YouTubers, and Professionals discover and purchase thousands of plugins, overlays, and workflow tools that enhance their content and productivity.

Meanwhile, developers can monetize the assets they build for the Elgato ecosystem.


ELGATO ECOSYSTEM
SOFTWARE
MARKETPLACE
Hardware Support
Monetization & Audience
Increased functionality, customization, & user retention.
Content, Apps, & Services
Premium Cost
Access to Market & Revenue
END USER
DEVICES
Hardware & Mobile
Premium Product Experience
Software Support

TRUSTED BRAND

Our customers appreciate the value we deliver

PC MAG ★ BEST ★ BRANDS 2026

NPS SCORE*

64.5

Score Range	Label	What It Means
70+	World-class	The brand now has loyal fan base
50-70	**Excellent**	**The brand is delivering standout experiences**
30-50	Great	The brand is delighting customers consistently
20-30	Good	The brand is a few critics but more brand advocates
0 and above	Favorable	The brand is beginning to be a crowd favorite

*Source: PCMag, CORSAIR brand net promoter score https://www.pcmag.com/articles/the-best-tech-brands-for-2026



Exhibit 99.2

OVER 100 AWARDS FOR INNOVATION, QUALITY AND PERFORMANCE

Our award-winning product portfolio is consistently recognized by experts.

Exhibit 99.2

APPENDIX



USE OF NON-GAAP FINANCIAL MEASURES

To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations.

Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to net revenues, operating income (loss), net income (loss), cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Operating Income (Loss) Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended September 30,	
	2026	**2025**
Operating income (loss) - GAAP	$ (1,641)	$ (5,627)
Amortization	8,917	10,110
Stock-based compensation	6,502	5,187
One-time costs related to legal and other matters	1,281	2,490
Restructuring and other charges	—	849
Acquisition and related integration costs	844	528
Legal and due diligence costs related to strategic investments	114	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	1,527	—
Adjusted Operating Income - Non-GAAP	$ 17,544	$ 13,537
As a % of net revenue - GAAP	*-0.4%*	*-1.6%*
As a % of net revenue - Non-GAAP	*4.8%*	*3.9%*

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,	
	2026	2025
Net income (loss) attributable to common stockholders of Corsair Gaming, Inc. [(1)]	$ (2,461)	$ (9,534)
Less: Change in redemption value of redeemable noncontrolling interest	96	1,095
Net income (loss) attributable to Corsair Gaming, Inc.	(2,557)	(10,629)
Add: Net income attributable to noncontrolling interest	170	237
Net income (loss) - GAAP	(2,387)	(10,392)
Adjustments:		
Amortization	8,917	10,110
Stock-based compensation	6,502	5,187
Restructuring and other charges	—	849
One-time costs related to legal and other matters	1,281	2,490
Acquisition and related integration costs	844	528
Legal and due diligence costs related to strategic investments	114	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	1,527	—
Non-GAAP income tax adjustment	(1,989)	(1,983)
Adjusted net income - Non-GAAP	$ 14,809	$ 6,789
Diluted net income (loss) per share:		
GAAP	$ (0.02)	$ (0.09)
Adjusted, Non-GAAP	$ 0.13	$ 0.06
Weighted-average common shares outstanding - Diluted:		
GAAP	108,706	106,289
Adjusted, Non-GAAP	111,871	107,977

(1) Numerator for calculating net income (loss) per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS

Adjusted EBITDA Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended September 30,	
	2026	2025
Net income (loss) - GAAP	$ (2,387)	$ (10,392)
Amortization	8,917	10,110
Stock-based compensation	6,502	5,187
One-time costs related to legal and other matters	1,281	2,490
Restructuring and other charges	—	849
Acquisition and related integration costs	844	528
Legal and due diligence costs related to strategic investments	114	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	1,527	—
Depreciation	3,781	3,479
Interest expense, net of interest income	804	1,856
Income tax (benefit) expense	990	2,080
Adjusted EBITDA - Non-GAAP	$ 22,373	$ 16,187
Adjusted EBITDA margin - Non-GAAP	*6.1%*	*4.7%*

Exhibit 99.2

GAAP TO NON-GAAP RECONCILIATIONS

TTM ADJUSTED EBITDA RECONCILIATIONS

(unaudited, in thousands)

Quarterly Reconcliations	Q2 22	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25	Q4 25	Q1 26	Q2 26	Q3 26
Net income (loss) - GAAP	$ (51,839)	$ (5,945)	$ 7,118	$ (1,648)	$ (4,079)	$ (2,886)	$ 7,576	$ (11,029)	$ (23,507)	$ (51,586)	$ 2,728	$ (10,317)	$ (20,306)	$ (10,392)	$ 26,050	$ 13,057	$ 9,148	$ (2,387)
Amortization	13,434	10,352	9,430	9,741	9,757	9,507	9,483	9,515	9,501	9,567	9,865	9,782	9,853	10,110	10,483	9,806	8,815	8,917
Stock-based compensation	6,087	5,643	5,281	7,246	8,174	7,825	7,628	7,691	8,010	7,424	7,466	9,322	9,335	5,187	9,268	6,694	5,935	6,502
Restructuring and other charges	1,488	81	628	—	—	709	595	1,126	440	3,369	1,789	1,095	772	849	899	1,580	219	—
Acquisition and related integration costs	227	326	338	140	634	1,386	1,401	702	1,677	2,281	2,471	2,185	1,515	528	749	—	600	844
Bargain purchase gain on business acquisition	—	—	—	—	—	—	—	—	—	—	(2,581)	2,581	—	—	—	—	—	—
Legal and due diligence costs related to strategic investments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	150	114
Acquisition accounting impact related to recognizing acquired inventory at fair value	7	—	—	—	—	960	561	169	209	695	4,180	515	98	—	—	—	—	1,527
Inventory reserve in excess of normal run rate to address overhang in the channel	19,489	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
One-time costs related to legal and other matters	27	493	1,245	—	—	—	—	6,414	1,056	29	31	—	1,993	2,490	1,484	—	2,077	1,281
Depreciation	2,545	2,546	3,033	2,897	3,036	3,083	3,194	3,087	3,093	3,314	3,955	3,373	3,351	3,479	3,759	3,551	3,649	3,781
Interest expense, net of interest income	1,676	2,734	3,497	2,828	2,518	2,529	2,706	2,126	2,278	2,714	2,742	2,046	1,896	1,856	1,892	1,270	270	804
Income tax (benefit) expense	(4,164)	(6,115)	1,442	(639)	(2,287)	(97)	581	(1,777)	(4,001)	27,018	496	2,061	(369)	2,080	(956)	(157)	(30)	990
Adjusted EBITDA - Non-GAAP	$ (11,023)	$ 10,115	$ 32,012	$ 20,565	$ 17,753	$ 23,016	$ 33,725	$ 18,024	$ (1,244)	$ 4,825	$ 33,142	$ 22,643	$ 8,138	$ 16,187	$ 53,628	$ 35,801	$ 30,833	$ 22,373

TTM Reconcliations	TTM Q1 23	TTM Q2 23	TTM Q3 23	TTM Q4 23	TTM Q1 24	TTM Q2 24	TTM Q3 24	TTM Q4 24	TTM Q1 25	TTM Q2 25	TTM Q3 25	TTM Q4 25	TTM Q1 26	TTM Q2 26	TTM Q3 26
Net income (loss) - GAAP	$ (52,314)	$ (4,554)	$ (1,495)	$ (1,037)	$ (10,418)	$ (29,846)	$ (78,546)	$ (83,394)	$ (82,682)	$ (79,481)	$ (38,287)	$ (14,965)	$ 8,409	$ 37,863	$ 45,868
Amortization	42,957	39,280	38,435	38,488	38,262	38,006	38,066	38,448	38,715	39,067	39,610	40,228	40,252	39,214	38,021
Stock-based compensation	24,257	26,344	28,526	30,873	31,318	31,154	30,753	30,591	32,222	33,547	31,310	33,112	30,484	27,084	28,399
Restructuring and other charges	2,197	709	1,337	1,304	2,430	2,870	5,530	6,724	6,693	7,025	4,505	3,615	4,100	3,547	2,698
Acquisition and related integration costs	1,031	1,438	2,498	3,561	4,123	5,166	6,061	7,131	8,614	8,452	6,699	4,977	2,792	1,877	2,193
Bargain purchase gain on business acquisition	-	-	-	-	-	-	-	(2,581)	-	-	-	2,581	-	-	-
Legal and due diligence costs related to strategic investments	-	-	-	-	-	-	-	-	-	-	-	-	-	150	264
Acquisition accounting impact related to recognizing acquired inventory at fair value	7	-	960	1,521	1,690	1,899	1,634	5,253	5,599	5,488	4,793	613	98	-	1,527
Inventory reserve in excess of normal run rate to address overhang in the channel	19,489	-	-	-	-	-	-	-	-	-	-	-	-	-	-
One-time costs related to legal and other matters	1,765	1,738	1,245	-	6,414	7,470	7,499	7,530	1,116	2,053	4,514	5,967	5,967	6,051	4,842
Depreciation	11,021	11,512	12,049	12,210	12,400	12,457	12,688	13,449	13,735	13,993	14,158	13,962	14,140	14,438	14,740
Interest expense, net of interest income	10,735	11,577	11,372	10,581	9,879	9,639	9,824	9,860	9,780	9,398	8,540	7,690	6,914	5,288	4,236
Income tax (benefit) expense	(9,476)	(7,599)	(1,581)	(2,442)	(3,580)	(5,294)	21,821	21,736	25,574	29,206	4,268	2,816	598	937	(153)
Adjusted EBITDA - Non-GAAP	$ 51,669	$ 80,445	$ 93,346	$ 95,059	$ 92,518	$ 73,521	$ 55,330	$ 54,747	$ 59,366	$ 68,748	$ 80,110	$100,596	$113,754	$136,449	$142,635